UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	02/29

Date of reporting period:	02/29/08

ITEM 1.           REPORT TO STOCKHOLDERS

FEBRUARY 29, 2008

Annual Report
to Shareholders

DWS Enhanced
S&P 500 Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to replicate the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. At times, market conditions might make it hard to value some investments, and the fund may use certain value methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 29, 2008

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated July 1, 2007 are 1.32%, 2.07%, 2.02% and 1.77% for Class A, Class B, Class C and Class R shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class A and B shares, and for the 3-year, 5-year and Life of Fund periods for Class C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on July 2, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Enhanced S&P 500 Index Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/08
DWS Enhanced S&P 500 Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	-2.46%	5.14%	11.09%	1.98%
Class B	-3.10%	4.36%	10.26%	1.20%
Class C	-3.06%	4.37%	10.30%	1.22%
Class R	-2.66%	4.86%	10.81%	1.74%
S&P 500® Index+	-3.60%	5.37%	11.64%	1.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/29/08	$ 12.27	$ 12.00	$ 12.03	$ 12.13
2/28/07	$ 13.79	$ 13.52	$ 13.55	$ 13.64
Distribution Information: Twelve Months as of 2/29/08: Income Dividends	$ .09	$ .004	$ .01	$ .04
Capital Gain Distributions**	$ 1.20	$ 1.20	$ 1.20	$ 1.20
** Includes $0.02 of a tax return of capital.
Class A Lipper Rankings — Large Cap Core Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	356	of	838	43
3-Year	287	of	695	42
5-Year	215	of	571	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced S&P 500 Index Fund — Class A [] S&P 500 Index+

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/08
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,193	$10,956	$15,948	$11,202
	Average annual total return	-8.07%	3.09%	9.79%	1.30%
Class B	Growth of $10,000	$9,423	$11,166	$16,193	$11,110
	Average annual total return	-5.77%	3.74%	10.12%	1.20%
Class C	Growth of $10,000	$9,694	$11,369	$16,323	$11,123
	Average annual total return	-3.06%	4.37%	10.30%	1.22%
Class R	Growth of $10,000	$9,734	$11,529	$16,711	$11,642
	Average annual total return	-2.66%	4.86%	10.81%	1.74%
S&P 500 Index+	Growth of $10,000	$9,640	$11,701	$17,339	$11,796
	Average annual total return	-3.60%	5.37%	11.64%	1.91%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated July 1, 2007 is 1.05% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/29/08
DWS Enhanced S&P 500 Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	-2.15%	5.41%	11.37%	2.25%
S&P 500 Index+	-3.60%	5.37%	11.64%	1.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/29/08	$ 12.15
2/28/07	$ 13.69
Distribution Information: Twelve Months as of 2/29/08: Income Dividends	$ .16
Capital Gain Distributions**	$ 1.20
** Includes $0.02 of a tax return of capital.
Class S Lipper Rankings — Large Cap Core Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	328	of	838	40
3-Year	250	of	695	36
5-Year	180	of	571	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Enhanced S&P 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended February 29
Comparative Results as of 2/29/08
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$9,785	$11,713	$17,130	$12,156
	Average annual total return	-2.15%	5.41%	11.37%	2.25%
S&P 500 Index+	Growth of $10,000	$9,640	$11,701	$17,339	$11,796
	Average annual total return	-3.60%	5.37%	11.64%	1.91%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2007 to February 29, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 927.80	$ 924.00	$ 924.50	$ 926.60	$ 928.30
Expenses Paid per $1,000*	$ 5.94	$ 9.42	$ 9.33	$ 6.66	$ 4.65
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,018.70	$ 1,015.07	$ 1,015.17	$ 1,017.95	$ 1,020.04
Expenses Paid per $1,000*	$ 6.22	$ 9.87	$ 9.77	$ 6.97	$ 4.87
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Enhanced S&P 500 Index Fund	1.24%	1.97%	1.95%	1.39%	.97%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Enhanced S&P 500 Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Enhanced S&P 500 Index Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the fund. As of March 31, 2008, NTI and its affiliates had assets under investment management of $779 billion.

Portfolio Management Team

The fund's subadvisor is NTI. The team is lead by the following individuals:

Alex Ryer, CFA, FRM

Vice President at NTI and Co-Manager of the fund.

Joined Northern Trust Investments, N.A. in 2005.

A quantitative senior portfolio manager and researcher responsible for research implementation of several quantitative equity strategies, and responsible for the co-management of the fund since 2007.

Senior portfolio manager at Rhumbline Advisers and State Street Global Advisors from 2000 to 2005.

Has advanced degrees from Bucknell University and University of New Hampshire.

Joined the fund in 2007.

Joseph E. Wolfe, CFA, FRM

Vice President at NTI and Co-Manager of the fund.

Joined Northern Trust Investments, N.A. in 2005.

A quantitative group portfolio manager and researcher and responsible for the co-management of the fund since 2006.

Senior quantitative analyst with the State Teachers Retirement System in Ohio from March 2001 to February 2005.

Has advanced degrees in economics from Ohio State University and Kent State University.

Joined the fund in 2005.

In the following interview, Portfolio Co-Managers Alex Ryer and Joseph E. Wolfe discuss the market environment and investment results of DWS Enhanced S&P 500 Index Fund for the 12-month period ended February 29, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the economic and market environment over the past year?

A: The tone of the US equity market has changed considerably over the last 12 months. Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs. Volatility increased during the summer; a September rally was sparked in part by the first of the US Federal Reserve Board's (the Fed's) series of interest rate reductions.

The last quarter of 2007 and the early months of 2008 represented a period of considerable economic uncertainty and significant turmoil throughout capital markets. What began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Fed reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the US will likely experience a recession during 2008.

In this challenging economic environment, most US equity indices posted negative returns for the 12 months ended February 29, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a return of -4.52% for the period.1 There was a change in market leadership in 2007: After a period of approximately seven years during which small-cap stocks generally outperformed large-cap stocks, large-cap stocks regained market leadership as investors became less comfortable with risk. The Russell 1000® Index, which measures performance of large-cap stocks, returned -3.77%, while the small-cap Russell 2000® Index returned -12.44%.2 Growth stocks performed better than value stocks: The Russell 3000® Growth Index returned -0.28%, while the Russell 3000® Value Index returned -8.72%.3

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

There was considerable variation in returns by sector within the S&P 500 over the 12-month period. Four sectors had positive returns; the strongest by far was energy, followed by consumer staples, industrials and utilities. The weakest sector was financials, followed by consumer discretionary and telecommunication services.

Q: How did the fund perform during this period?

A: DWS Enhanced S&P 500 Index Fund (Class A shares) produced a total return of -2.46% for the 12 months ended February 29, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return was above that of its benchmark, the Standard & Poor's® 500 (S&P 500) Index, which returned -3.60%, and the average of its Lipper peer group of Large-Cap Core funds, which was -3.59%.4,5

Q: Will you describe the fund's investment process?

A: We use a proprietary model that is designed to help the fund outperform the S&P 500 over the long term. The model ranks the stocks in the index based on a series of factors including fair market multiple, ratio of price to cash flow, magnitude and breadth of earnings revisions, change in long-term price momentum, and beta.6 The lowest-ranking stocks are generally excluded from the portfolio, and other low-ranking stocks are underweighted. For example, if our model indicates a stock that makes up 1% of the S&P 500 is likely to underperform, we will invest less than 1% of the fund's assets in the stock.7

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1000 securities in the S&P SuperComposite 1500 Index. Large-Cap core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
6 The fair market multiple factor is derived from market earnings growth, debt-to-equity and return on equity relative to the stock's price-earnings ratio. Beta is a measurement of a stock's sensitivity to broad market movement
7 "Underweight" means a fund holds a lower weighting in a given stock than the benchmark index. "Overweight" means a higher weighting than the benchmark index.
* As of February 29, 2008, the positions were sold.

Naturally, holding an underweight position in some of the stocks in the index means we have extra cash to invest. We invest the excess cash in other stocks so that the fund's fundamental characteristics are very close to the index. This means that the allocation among industries, the average market value of stocks in the portfolio, the growth and value orientation of holdings, and the risk profile are similar to those of the index.

In order to ensure the S&P 500 reflects the large-capitalization market as a whole, Standard & Poor's Corporation, creator of the index, changes the stocks included in the index from time to time and also adjusts the weights of the component stocks. The portfolio is rebalanced periodically to reflect these changes in the index that serves as its benchmark. As stocks are added to the index, we apply our model to determine whether to adjust the market weight.

Q: What investment decisions had the greatest impact on performance over the last year?

A: Since weights of most holdings are close to those in the S&P 500, performance of the stocks with the largest market capitalizations has a major impact on absolute performance. Stocks with smaller market capitalizations have a major effect only when their prices have strong movements up or down. Holdings that made the greatest contributions to absolute returns during this period were Monsanto Co. and CONSOL Energy, Inc., both of which posted returns of more than 100%. Many of the stocks that detracted from returns were in the financial sector; these include Ambac Financial Group, Inc.*, Countrywide Financial Corp.* and E*TRADE Financial Corp.* Other negatives were radio broadcaster Citadel Broadcasting Corp.* and yellow pages publisher Idearc, Inc.*

* As of February 29, 2008, the positions were sold.

The nature of our investment process means that approximately 90% of the difference between the fund's performance and the return of the index will result from stock selection. Because a significant focus of the model is on identifying those stocks likely to perform poorly, underweight decisions are often important to performance. This was the case over the last 12 months, when underweights in Citigroup, Inc., Wachovia Corp., Home Depot, Inc.* and Washington Mutual, Inc. contributed to performance. Overweight positions that detracted from relative performance include Gannett Co., Inc. and Freddie Mac.*

Q: Do you have other comments for shareholders?

A: This fund tends to perform better when there is a greater divergence between performance of high-quality and lower-quality stocks, and when earnings surprises are negative. While negative returns are always disappointing, we are pleased that the fund outperformed its benchmark and peer group as market conditions that favor the fund's investment approach prevailed.

We have confidence in the investment approach used in managing this fund, which combines the attributes of indexing (that is, tracking broad market performance) with sophisticated mathematical analysis of likely performance and a degree of informed judgment. We continually evaluate which of the factors in our model are most effective, always considering what adjustments might be appropriate. We believe shareholders have the potential to benefit over the long term from this efficient approach to investing in a diversified portfolio of securities.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/29/08	2/28/07

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/29/08	2/28/07

Energy	15%	9%
Financials	14%	24%
Information Technology	14%	13%
Health Care	13%	11%
Industrials	12%	12%
Consumer Staples	12%	11%
Consumer Discretionary	7%	10%
Utilities	5%	4%
Materials	5%	3%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2008 (20.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.1%
2. General Electric Co. Manufactures, distributes and markets electrical devices	2.7%
3. AT&T, Inc. Provider of communications services	1.9%
4. Microsoft Corp. Developer of computer software	1.9%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.8%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.7%
7. Johnson & Johnson Provider of health care products	1.7%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.5%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.5%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Investment Portfolio as of February 29, 2008

	Shares	Value ($)

Common Stocks 99.4%
Consumer Discretionary 6.9%
Auto Components 0.3%
Johnson Controls, Inc.	7,600	249,736
Automobiles 0.5%
Ford Motor Co.*	35,100	229,203
Harley-Davidson, Inc.	4,374	162,538
		391,741
Distributors 0.1%
Genuine Parts Co.	2,900	119,625
Diversified Consumer Services 0.3%
Apollo Group, Inc. "A"*	1,600	98,208
H&R Block, Inc.	10,004	186,575
		284,783
Hotels Restaurants & Leisure 1.2%
Carnival Corp.	700	27,545
Darden Restaurants, Inc.	5,600	172,648
McDonald's Corp.	11,708	633,520
Wyndham Worldwide Corp.	3,700	82,029
Yum! Brands, Inc.	4,400	151,580
		1,067,322
Household Durables 0.7%
D.R. Horton, Inc.	4,200	58,926
KB Home	2,800	67,004
Lennar Corp. "A"	6,500	120,965
Pulte Homes, Inc.	10,100	136,754
Snap-on, Inc.	600	29,952
Whirlpool Corp.	1,700	143,429
		557,030
Internet & Catalog Retail 0.0%
Expedia, Inc.*	1,400	32,102
Leisure Equipment & Products 0.2%
Mattel, Inc.	10,375	200,445
Media 1.2%
CBS Corp. "B"	6,400	146,048
E.W. Scripps Co. "A"	1,400	58,478
Gannett Co., Inc.	5,417	163,322
McGraw-Hill Companies, Inc.	700	28,651
New York Times Co. "A" (a)	2,000	37,260
Omnicom Group, Inc.	1,700	75,939
Viacom, Inc. "B"*	5,600	222,600
Walt Disney Co.	9,100	294,931
		1,027,229
Multiline Retail 0.4%
Family Dollar Stores, Inc.	3,800	72,770
J.C. Penney Co., Inc.	900	41,589
Kohl's Corp.*	3,400	151,096
Sears Holdings Corp.*	400	38,248
		303,703
Specialty Retail 1.3%
Abercrombie & Fitch Co. "A"	400	31,012
AutoZone, Inc.*	1,200	138,096
Best Buy Co., Inc.	2,800	120,428
Circuit City Stores, Inc.	16,600	73,372
GameStop Corp. "A"*	600	25,416
RadioShack Corp.	7,900	137,855
Staples, Inc.	1,300	28,925
The Gap, Inc.	9,300	187,581
The Sherwin-Williams Co.	3,547	183,664
TJX Companies, Inc.	6,400	204,800
		1,131,149
Textiles, Apparel & Luxury Goods 0.7%
Liz Claiborne, Inc.	3,900	69,342
NIKE, Inc. "B"	5,718	344,223
VF Corp.	2,700	205,308
		618,873
Consumer Staples 11.7%
Beverages 3.0%
Anheuser-Busch Companies, Inc.	3,564	167,829
Brown-Forman Corp. "B"	1,600	102,032
Coca-Cola Co.	17,339	1,013,638
Coca-Cola Enterprises, Inc.	900	21,987
Molson Coors Brewing Co. "B"	3,200	172,672
Pepsi Bottling Group, Inc.	3,600	122,436
PepsiCo, Inc.	14,105	981,144
		2,581,738
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	2,200	136,224
Kroger Co.	6,700	162,475
Safeway, Inc.	8,444	242,680
Sysco Corp.	2,300	64,538
Wal-Mart Stores, Inc. (a)	20,888	1,035,836
Walgreen Co.	7,300	266,523
Whole Foods Market, Inc.	700	24,605
		1,932,881
Food Products 2.4%
Archer-Daniels-Midland Co.	4,300	193,930
Campbell Soup Co.	6,300	203,427
ConAgra Foods, Inc.	8,000	176,800
Dean Foods Co.	2,400	51,648
General Mills, Inc.	5,584	312,648
H.J. Heinz Co.	6,100	269,071
Kellogg Co.	1,100	55,792
Kraft Foods, Inc. "A"	15,019	468,142
McCormick & Co., Inc.	2,200	75,790
Sara Lee Corp.	9,200	116,196
Tyson Foods, Inc. "A"	1,800	25,938
Wm. Wrigley Jr. Co.	2,100	125,706
		2,075,088
Household Products 2.5%
Clorox Co.	1,000	58,190
Colgate-Palmolive Co.	1,900	144,571
Kimberly-Clark Corp.	5,706	371,917
Procter & Gamble Co.	24,187	1,600,696
		2,175,374
Personal Products 0.1%
Avon Products, Inc.	1,400	53,284
Estee Lauder Companies, Inc. "A"	1,900	80,902
		134,186
Tobacco 1.5%
Altria Group, Inc.	17,203	1,258,227
UST, Inc.	1,100	59,719
		1,317,946
Energy 15.2%
Energy Equipment & Services 2.7%
Baker Hughes, Inc.	900	60,561
BJ Services Co.	4,000	103,760
ENSCO International, Inc.	2,200	131,648
Halliburton Co.	4,700	180,010
Nabors Industries Ltd.*	4,200	132,426
National-Oilwell Varco, Inc.*	2,900	180,670
Noble Corp.	3,500	172,025
Rowan Companies, Inc.	2,500	100,775
Schlumberger Ltd.	7,841	677,854
Smith International, Inc.	2,900	182,787
Transocean, Inc.*	1,249	175,497
Weatherford International Ltd.*	3,800	261,896
		2,359,909
Oil, Gas & Consumable Fuels 12.5%
Anadarko Petroleum Corp.	6,482	413,163
Apache Corp.	4,286	491,647
Chesapeake Energy Corp.	7,789	352,218
Chevron Corp.	17,200	1,490,552
ConocoPhillips	13,677	1,131,225
CONSOL Energy, Inc.	3,600	273,528
Devon Energy Corp.	5,392	553,866
El Paso Corp.	5,600	91,280
EOG Resources, Inc.	2,500	297,475
ExxonMobil Corp.	41,379	3,600,387
Hess Corp.	2,400	223,632
Marathon Oil Corp.	5,208	276,857
Murphy Oil Corp.	2,400	192,912
Noble Energy, Inc.	300	23,220
Occidental Petroleum Corp.	8,600	665,382
Peabody Energy Corp.	500	28,310
Range Resources Corp.	400	24,472
Spectra Energy Corp.	5,400	124,794
Sunoco, Inc.	3,300	201,564
Valero Energy Corp.	4,400	254,188
XTO Energy, Inc.	2,925	180,502
		10,891,174
Financials 14.1%
Capital Markets 2.5%
Ameriprise Financial, Inc.	4,016	203,370
Bank of New York Mellon Corp.	7,652	335,693
Charles Schwab Corp.	8,000	156,880
Federated Investors, Inc. "B"	4,100	166,378
Janus Capital Group, Inc.	4,300	104,146
Lehman Brothers Holdings, Inc.	1,900	96,881
Morgan Stanley	6,016	253,394
Northern Trust Corp.	400	27,052
State Street Corp.	2,700	212,085
The Goldman Sachs Group, Inc.	3,670	622,542
		2,178,421
Commercial Banks 1.6%
BB&T Corp.	1,100	34,243
Commerce Bancorp, Inc.	1,900	71,782
Huntington Bancshares, Inc.	5,600	68,432
M&T Bank Corp.	1,100	90,288
Marshall & Ilsley Corp.	1,500	34,800
PNC Financial Services Group, Inc.	2,900	178,147
Regions Financial Corp.	1,800	38,160
Wachovia Corp.	2,765	84,664
Wells Fargo & Co.	29,167	852,552
		1,453,068
Consumer Finance 0.3%
Discover Financial Services	8,001	120,735
SLM Corp.	6,000	117,660
		238,395
Diversified Financial Services 3.0%
Bank of America Corp.	30,472	1,210,957
Citigroup, Inc.	33,653	797,913
JPMorgan Chase & Co.	14,944	607,474
		2,616,344
Insurance 6.2%
ACE Ltd.	3,400	191,216
Aflac, Inc.	6,400	399,424
Allstate Corp.	7,597	362,605
American International Group, Inc.	21,133	990,292
Assurant, Inc.	1,500	93,825
Chubb Corp.	6,200	315,580
Cincinnati Financial Corp.	3,620	134,555
Genworth Financial, Inc. "A"	8,900	206,302
Hartford Financial Services Group, Inc.	4,400	307,560
Loews Corp.	2,600	108,784
Marsh & McLennan Companies, Inc.	2,600	66,222
MetLife, Inc.	7,720	449,767
Principal Financial Group, Inc.	4,568	252,291
Progressive Corp.	7,100	130,143
Prudential Financial, Inc.	5,407	394,549
Safeco Corp.	3,500	161,910
The Travelers Companies, Inc.	7,100	329,511
Torchmark Corp.	3,400	204,884
Unum Group	9,500	217,645
XL Capital Ltd. "A"	2,100	75,726
		5,392,791
Real Estate Investment Trusts 0.4%
Apartment Investment & Management Co. "A" (REIT)	4,743	163,396
General Growth Properties, Inc. (REIT)	1,800	63,558
ProLogis (REIT)	1,600	86,208
Public Storage (REIT)	400	32,544
		345,706
Thrifts & Mortgage Finance 0.1%
Washington Mutual, Inc.	7,100	105,080
Health Care 12.5%
Biotechnology 0.9%
Amgen, Inc.*	5,900	268,568
Biogen Idec, Inc.*	2,800	163,408
Genzyme Corp.*	300	21,276
Gilead Sciences, Inc.*	6,000	283,920
		737,172
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	7,407	437,161
Becton, Dickinson & Co.	3,000	271,260
C.R. Bard, Inc.	700	66,353
Covidien Ltd.	4,400	188,276
Hospira, Inc.*	1,400	59,584
Medtronic, Inc.	7,800	385,008
St. Jude Medical, Inc.*	4,200	180,516
Stryker Corp.	2,500	162,775
Varian Medical Systems, Inc.*	400	20,980
		1,771,913
Health Care Providers & Services 2.8%
Aetna, Inc.	3,700	183,520
AmerisourceBergen Corp.	500	20,860
Cardinal Health, Inc.	1,300	76,882
CIGNA Corp.	3,200	142,656
Coventry Health Care, Inc.*	2,300	119,301
Express Scripts, Inc.*	2,100	124,110
Humana, Inc.*	1,800	122,994
Laboratory Corp. of America Holdings*	3,072	237,496
McKesson Corp.	2,700	158,652
Medco Health Solutions, Inc.*	3,900	172,809
Quest Diagnostics, Inc.	2,600	123,942
Tenet Healthcare Corp.*	6,900	33,189
UnitedHealth Group, Inc.	12,824	596,060
WellPoint, Inc.*	4,500	315,360
		2,427,831
Health Care Technology 0.0%
IMS Health, Inc.	1,300	29,263
Life Sciences Tools & Services 0.1%
Applera Corp. — Applied Biosystems Group	2,400	80,904
Pharmaceuticals 6.7%
Abbott Laboratories	14,204	760,624
Barr Pharmaceuticals, Inc.*	1,200	56,580
Bristol-Myers Squibb Co.	15,324	346,476
Eli Lilly & Co.	5,600	280,112
Forest Laboratories, Inc.*	1,500	59,655
Johnson & Johnson	23,408	1,450,360
King Pharmaceuticals, Inc.*	10,600	112,360
Merck & Co., Inc.	19,013	842,276
Mylan, Inc.	5,100	60,384
Pfizer, Inc.	56,766	1,264,746
Schering-Plough Corp.	11,730	254,541
Watson Pharmaceuticals, Inc.*	800	22,248
Wyeth	7,000	305,340
		5,815,702
Industrials 11.9%
Aerospace & Defense 3.6%
Boeing Co.	107	8,859
General Dynamics Corp.	5,031	411,787
Goodrich Corp.	2,300	136,229
Honeywell International, Inc.	8,300	477,582
L-3 Communications Holdings, Inc.	1,500	159,435
Lockheed Martin Corp.	4,130	426,216
Northrop Grumman Corp.	4,700	369,467
Raytheon Co.	5,461	354,091
Rockwell Collins, Inc.	2,200	129,580
United Technologies Corp.	9,404	663,076
		3,136,322
Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	600	30,462
Expeditors International of Washington, Inc.	700	27,524
United Parcel Service, Inc. "B"	6,513	457,473
		515,459
Airlines 0.1%
Southwest Airlines Co.	4,500	55,170
Building Products 0.2%
Trane, Inc.	3,600	162,180
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	2,400	123,168
Cintas Corp.	900	25,902
R.R. Donnelley & Sons Co.	4,100	130,503
Waste Management, Inc.	2,400	78,792
		358,365
Construction & Engineering 0.0%
Jacobs Engineering Group, Inc.*	400	32,116
Electrical Equipment 0.2%
Cooper Industries Ltd. "A"	3,100	129,983
Rockwell Automation, Inc.	1,300	71,123
		201,106
Industrial Conglomerates 3.6%
3M Co.	7,099	556,562
General Electric Co.	71,413	2,366,627
Textron, Inc.	1,300	70,421
Tyco International Ltd.	4,500	180,270
		3,173,880
Machinery 2.1%
Caterpillar, Inc.	3,100	224,223
Cummins, Inc.	4,320	217,642
Danaher Corp.	4,029	298,750
Deere & Co.	4,200	357,882
Eaton Corp.	1,900	153,197
Illinois Tool Works, Inc.	6,200	304,234
Manitowoc Co., Inc.	900	36,666
Parker Hannifin Corp.	3,200	206,816
		1,799,410
Road & Rail 0.9%
CSX Corp.	6,800	329,936
Norfolk Southern Corp.	500	26,445
Union Pacific Corp.	3,371	420,566
		776,947
Trading Companies & Distributors 0.2%
W.W. Grainger, Inc.	2,400	176,784
Information Technology 14.0%
Communications Equipment 1.5%
Cisco Systems, Inc.*	27,052	659,257
Corning, Inc.	5,300	123,119
QUALCOMM, Inc.	11,228	475,731
Tellabs, Inc.*	6,000	39,480
		1,297,587
Computers & Peripherals 4.3%
Apple, Inc.*	7,238	904,895
Dell, Inc.*	21,900	434,715
Hewlett-Packard Co.	20,096	959,986
International Business Machines Corp.	11,313	1,288,098
Lexmark International, Inc. "A"*	1,500	49,545
QLogic Corp.*	2,600	41,210
Sun Microsystems, Inc.*	2,400	39,360
Teradata Corp.*	2,700	68,121
		3,785,930
Electronic Equipment & Instruments 0.4%
Jabil Circuit, Inc.	5,600	72,352
Molex, Inc.	3,000	67,590
Tyco Electronics Ltd.	4,900	161,210
		301,152
Internet Software & Services 1.1%
Google, Inc. "A"*	1,949	918,330
IT Services 1.2%
Affiliated Computer Services, Inc. "A"*	2,500	126,875
Automatic Data Processing, Inc.	3,500	139,825
Computer Sciences Corp.*	2,600	112,970
Electronic Data Systems Corp.	7,800	135,096
Fidelity National Information Services, Inc.	3,200	132,768
Fiserv, Inc.*	3,200	168,384
Total System Services, Inc.	4,193	93,210
Western Union Co.	5,300	110,240
		1,019,368
Office Electronics 0.0%
Xerox Corp.	2,100	30,870
Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc.*	12,700	91,567
Altera Corp.	1,900	32,509
Applied Materials, Inc.	7,200	138,024
Intel Corp.	48,894	975,435
KLA-Tencor Corp.	800	33,608
LSI Corp.*	12,300	61,992
MEMC Electronic Materials, Inc.*	600	45,768
Microchip Technology, Inc.	1,100	33,858
Micron Technology, Inc.*	18,200	136,864
Teradyne, Inc.*	4,300	51,557
Texas Instruments, Inc.	15,400	461,384
Xilinx, Inc.	1,600	35,776
		2,098,342
Software 3.1%
Adobe Systems, Inc.*	1,900	63,935
Autodesk, Inc.*	3,300	102,597
Citrix Systems, Inc.*	800	26,344
Compuware Corp.*	4,100	32,636
Intuit, Inc.*	5,300	140,768
Microsoft Corp.	60,370	1,643,272
Oracle Corp.*	28,199	530,141
Symantec Corp.*	12,000	202,080
		2,741,773
Materials 4.7%
Chemicals 2.8%
Air Products & Chemicals, Inc.	2,000	182,660
Dow Chemical Co.	8,700	327,903
E.I. du Pont de Nemours & Co.	7,987	370,757
Eastman Chemical Co.	1,300	85,553
Ecolab, Inc.	1,400	65,506
Hercules, Inc.	7,100	130,072
International Flavors & Fragrances, Inc.	3,100	133,703
Monsanto Co.	3,100	358,608
PPG Industries, Inc.	3,600	223,128
Praxair, Inc.	2,700	216,756
Rohm & Haas Co.	2,700	144,747
Sigma-Aldrich Corp.	4,500	247,590
		2,486,983
Containers & Packaging 0.3%
Ball Corp.	2,700	119,070
Bemis Co., Inc.	1,100	27,302
Pactiv Corp.*	4,800	121,536
		267,908
Metals & Mining 1.5%
Alcoa, Inc.	11,200	415,968
Allegheny Technologies, Inc.	500	38,675
Freeport-McMoRan Copper & Gold, Inc.	3,666	369,753
Newmont Mining Corp.	2,000	102,340
Nucor Corp.	1,500	96,855
Titanium Metals Corp.	1,200	24,744
United States Steel Corp.	2,463	267,112
		1,315,447
Paper & Forest Products 0.1%
MeadWestvaco Corp.	1,000	25,660
Weyerhaeuser Co.	500	30,600
		56,260
Telecommunication Services 3.4%
Diversified Telecommunication Services 3.2%
AT&T, Inc.	47,996	1,671,701
CenturyTel, Inc.	700	25,333
Embarq Corp.	3,166	132,782
Qwest Communications International, Inc.	6,200	33,480
Verizon Communications, Inc.	21,358	775,722
Windstream Corp.	11,400	134,064
		2,773,082
Wireless Telecommunication Services 0.2%
Sprint Nextel Corp.	22,500	159,975
Utilities 5.0%
Electric Utilities 3.0%
American Electric Power Co., Inc.	6,792	277,929
Duke Energy Corp.	9,600	168,384
Edison International	2,400	118,560
Entergy Corp.	2,995	307,706
Exelon Corp.	4,600	344,310
FirstEnergy Corp.	4,671	315,713
FPL Group, Inc.	4,954	298,677
Pepco Holdings, Inc.	800	20,216
Pinnacle West Capital Corp.	500	17,775
PPL Corp.	4,000	181,520
Progress Energy, Inc.	5,600	234,696
Southern Co.	8,053	278,070
		2,563,556
Gas Utilities 0.3%
Nicor, Inc.	4,400	150,040
Questar Corp.	2,200	121,550
		271,590
Independent Power Producers & Energy Traders 0.3%
Constellation Energy Group	3,200	282,720
Multi-Utilities 1.4%
CenterPoint Energy, Inc.	11,700	171,756
CMS Energy Corp.	8,200	117,998
Consolidated Edison, Inc.	5,800	237,162
Dominion Resources, Inc.	4,100	163,754
DTE Energy Co.	2,900	115,449
Integrys Energy Group, Inc.	1,500	68,895
NiSource, Inc.	1,200	20,628
Public Service Enterprise Group, Inc.	3,400	149,940
Sempra Energy	800	42,504
TECO Energy, Inc.	7,900	118,342
Xcel Energy, Inc.	1,000	19,820
		1,226,248
Total Common Stocks (Cost $71,399,123)		86,629,484

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.2%
Treasury Obligation
US Treasury Bill, 2.97%**, 6/26/2008 (b) (Cost $133,697)	135,000	134,220
	Shares	Value ($)

Securities Lending Collateral 1.1%
Daily Assets Fund Institutional, 3.69% (c) (d) (Cost $1,001,835)	1,001,835	1,001,835

Cash Equivalents 0.7%
Cash Management QP Trust, 3.89% (c) (Cost $595,761)	595,761	595,761
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $73,130,416)+	101.4	88,361,300
Other Assets and Liabilities, Net	(1.4)	(1,188,933)
Net Assets	100.0	87,172,367
* Non-income producing security.
** Annualized yield at time of purchase: not a coupon rate.
+ The cost for federal income tax purposes was $74,513,406. At February 29, 2008, net unrealized appreciation for all securities based on tax cost was $13,847,894. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,758,464 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,910,570.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 29, 2008 amounted to $960,867 which is 1.1% of net assets.
(b) At February 29, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
REIT: Real Estate Investment Trust

At February 29, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P Mini 500 Index Futures	3/20/2008	13	874,853	865,345	(9,508)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2008
Assets
Investments: Investments in securities, at value (cost $71,532,820) — including $960,867 of securities loaned	$ 86,763,704
Investment in Daily Assets Fund Institutional (cost $1,001,835)*	1,001,835
Investment in Cash Management QP Trust (cost $595,761)	595,761
Total investments, at value (cost $73,130,416)	88,361,300
Cash	1,191
Foreign currency, at value (cost $489)	497
Receivable for Fund shares sold	34,029
Dividends receivable	201,565
Interest receivable	3,053
Other assets	35,476
Total assets	88,637,111
Liabilities
Payable for upon return of securities loaned	1,001,835
Payable for Fund shares redeemed	227,376
Payable for daily variation margin on open futures contracts	22,425
Accrued management fee	32,685
Other accrued expenses and payables	180,423
Total liabilities	1,464,744
Net assets, at value	$ 87,172,367
Net Assets Consist of
Undistributed net investment income	863
Net unrealized appreciation (depreciation) on: Investments	15,230,884
Futures	(9,508)
Foreign currency	8
Accumulated net realized gain (loss)	(2,515,151)
Paid-in capital	74,465,271
Net assets, at value	$ 87,172,367
* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($31,852,398 ÷ 2,596,523 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.27
Maximum offering price per share (100 ÷ 94.25 of $12.27)	$ 13.02

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,687,509 ÷ 724,169 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.00

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,478,327 ÷ 621,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.03
Class R Net Asset Value, offering and redemption price(a) per share ($1,580,655 ÷ 130,257 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.13
Class S Net Asset Value, offering and redemption price(a) per share ($37,573,478 ÷ 3,092,260 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.15
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 29, 2008
Investment Income
Income: Dividends	$ 1,984,656
Interest — Cash Management QP Trust	41,062
Interest	3,720
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	770
Total Income	2,030,208
Expenses: Management fee	418,510
Administration fee	100,846
Services to shareholders	238,176
Distribution and service fees	288,000
Custodian fee	23,435
Professional fees	76,001
Trustees' fees and expenses	5,183
Reports to shareholders	86,653
Registration fees	60,262
Other	18,054
Total expenses before expense reductions	1,315,120
Expense reductions	(24,706)
Total expenses after expense reductions	1,290,414
Net investment income (loss)	739,794
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,233,419
Futures	(212,965)
4,020,454
Change in net unrealized appreciation (depreciation) on: Investments	(6,194,484)
Futures	13,655
Foreign currency	8
(6,180,821)
Net gain (loss)	(2,160,367)
Net increase (decrease) in net assets resulting from operations	$ (1,420,573)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended February 29, 2008	Year Ended February 28, 2007
Operations: Net investment income (loss)	$ 739,794	$ 724,163
Net realized gain (loss)	4,020,454	8,168,567
Change in net unrealized appreciation (depreciation)	(6,180,821)	1,865,474
Net increase (decrease) in net assets resulting from operations	(1,420,573)	10,758,204
Distributions to shareholders from: Net investment income: Class A	(212,118)	(238,762)
Class B	(3,311)	(25,032)
Class C	(6,178)	(18,218)
Class R	(5,746)	(11,445)
Class AARP	—	(6,310)
Class S	(478,807)	(346,441)
Net realized gains: Class A	(2,796,535)	(979,929)
Class B	(921,367)	(343,403)
Class C	(717,144)	(231,534)
Class R	(150,552)	(55,615)
Class S	(3,621,685)	(1,157,470)
Tax return of capital: Class A	(43,288)	—
Class B	(14,262)	—
Class C	(11,101)	—
Class R	(2,330)	—
Class S	(56,060)	—
Total distributions	(9,040,484)	(3,621,685)
Fund share transactions: Proceeds from shares sold	16,126,033	19,256,281
Reinvestment of distributions	8,688,804	3,269,396
Cost of shares redeemed	(28,595,078)	(29,850,737)
Redemption fees	76	651
Net increase (decrease) in net assets from Fund share transactions	(3,780,165)	(7,324,409)
Increase (decrease) in net assets	(14,241,222)	19,636
Net assets at beginning of period	101,413,589	101,393,953
Net assets at end of period (including undistributed net investment income of $863 and $103,558 respectively)	$ 87,172,367	$ 101,413,589

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.79	$ 12.80	$ 12.04	$ 11.30	$ 8.38
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.10[d]	.08	.09	.07
Net realized and unrealized gain (loss)	(.33)	1.36	.76	.73	2.92
Total from investment operations	(.23)	1.46	.84	.82	2.99
Less distributions from: Net investment income	(.09)	(.09)	(.08)	(.08)	(.07)
Net realized gains	(1.18)	(.38)	—	—	—
Tax return of capital	(.02)	—	—	—	—
Total distributions	(1.29)	(.47)	(.08)	(.08)	(.07)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.27	$ 13.79	$ 12.80	$ 12.04	$ 11.30
Total Return (%)[b]	(2.46)[c]	11.39[c,d]	6.98[c]	7.28[c]	35.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	34	34	37	27
Ratio of expenses before expense reductions (%)	1.29	1.35	1.36	1.27	1.04
Ratio of expenses after expense reductions (%)	1.27	1.32	1.25	1.22	1.04
Ratio of net investment income (loss) (%)	.75	.76[d]	.66	.84	.73
Portfolio turnover rate (%)	51	81	85	64	65
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class B Years Ended February 28,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.52	$ 12.60	$ 11.89	$ 11.20	$ 8.33
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.01[d]	(.01)	.01	(.01)
Net realized and unrealized gain (loss)	(.33)	1.32	.74	.71	2.90
Total from investment operations	(.32)	1.33	.73	.72	2.89
Less distributions from: Net investment income	(.00)*	(.03)	(.02)	(.03)	(.02)
Net realized gains	(1.18)	(.38)	—	—	—
Tax return of capital	(.02)	—	—	—	—
Total distributions	(1.20)	(.41)	(.02)	(.03)	(.02)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.00	$ 13.52	$ 12.60	$ 11.89	$ 11.20
Total Return (%)[b]	(3.10)[c]	10.49[c,d]	6.16[c]	6.47[c]	34.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	12	13	15	19
Ratio of expenses before expense reductions (%)	2.01	2.10	2.10	2.00	1.84
Ratio of expenses after expense reductions (%)	1.99	2.07	2.00	1.99	1.84
Ratio of net investment income (loss) (%)	.02	.01[d]	(.09)	.07	(.07)
Portfolio turnover rate (%)	51	81	85	64	65
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class C Years Ended February 28,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.55	$ 12.63	$ 11.92	$ 11.21	$ 8.34
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.01[d]	(.01)	.01	(.01)
Net realized and unrealized gain (loss)	(.32)	1.32	.74	.73	2.90
Total from investment operations	(.31)	1.33	.73	.74	2.89
Less distributions from: Net investment income	(.01)	(.03)	(.02)	(.03)	(.02)
Net realized gains	(1.18)	(.38)	—	—	—
Tax return of capital	(.02)	—	—	—	—
Total distributions	(1.21)	(.41)	(.02)	(.03)	(.02)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.03	$ 13.55	$ 12.63	$ 11.92	$ 11.21
Total Return (%)[b]	(3.06)	10.48[c,d]	6.15[c]	6.64	34.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	9	13	11
Ratio of expenses before expense reductions (%)	1.95	2.04	2.02	1.94	1.81
Ratio of expenses after expense reductions (%)	1.95	2.03	1.99	1.94	1.81
Ratio of net investment income (loss) (%)	.06	.05[d]	(.08)	.12	(.04)
Portfolio turnover rate (%)	51	81	85	64	65
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class R Years Ended February 28,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.64	$ 12.69	$ 11.94	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.07[d]	.05	.07	.04
Net realized and unrealized gain (loss)	(.34)	1.33	.76	.72	.74
Total from investment operations	(.27)	1.40	.81	.79	.78
Less distributions from: Net investment income	(.04)	(.07)	(.06)	(.07)	(.03)
Net realized gains	(1.18)	(.38)	—	—	—
Tax return of capital	(.02)	—	—	—	—
Total distributions	(1.24)	(.45)	(.06)	(.07)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.13	$ 13.64	$ 12.69	$ 11.94	$ 11.22
Total Return (%)	(2.66)	10.93[d]	6.76[c]	7.09[c]	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	3	2	1
Ratio of expenses before expense reductions (%)	1.52	1.57	1.60	1.52	1.02*
Ratio of expenses after expense reductions (%)	1.52	1.57	1.51	1.46	1.02*
Ratio of net investment income (loss) (%)	.49	.51[d]	.40	.60	1.09*
Portfolio turnover rate (%)	51	81	85	64	65
[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended February 28,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.69	$ 12.70	$ 11.94	$ 11.20	$ 8.30
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.14[c]	.11	.12	.10
Net realized and unrealized gain (loss)	(.33)	1.35	.75	.73	2.89
Total from investment operations	(.18)	1.49	.86	.85	2.99
Less distributions from: Net investment income	(.16)	(.12)	(.10)	(.11)	(.09)
Net realized gains	(1.18)	(.38)	—	—	—
Tax return of capital	(.02)	—	—	—	—
Total distributions	(1.36)	(.50)	(.10)	(.11)	(.09)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.15	$ 13.69	$ 12.70	$ 11.94	$ 11.20
Total Return (%)	(2.15)[b]	11.66[b,c]	7.20[b]	7.56[b]	35.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	46	36	38	39
Ratio of expenses before expense reductions (%)	1.00	1.09	1.13	1.01	.77
Ratio of expenses after expense reductions (%)	.97	1.03	1.01	.98	.77
Ratio of net investment income (loss) (%)	1.04	1.05[c]	.90	1.08	1.00
Portfolio turnover rate (%)	51	81	85	64	65
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Enhanced S&P 500 Index Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008 management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may invest in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through February 29, 2008, the Fund incurred approximately $1,142,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 2009.

The Fund has reviewed the tax positions for each of the three open tax years as of February 29, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 29, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Net unrealized appreciation (depreciation) on investments	$ 13,847,894

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended February 29, 2008	Year Ended February 28, 2007
Distributions from ordinary income*	$ 2,793,328	$ 646,208
Distributions from long-term capital gains	$ 6,120,115	$ 2,767,951
Tax return of capital	$ 127,041	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended February 29, 2008 purchases and sales of investment securities (excluding short-term investments) aggregated $50,512,817 and $66,171,400, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Pursuant to a written contract, Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.415%
Next $500 million of such net assets	.390%
Over $1.0 billion of such net assets	.365%

Accordingly, for the year ended February 29, 2008 the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.415% of the Fund's average daily net assets.

For the period from March 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses for Class S shares at 0.96% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses).

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class R	1.47%
Class S	.97%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended February 29, 2008 the Advisor received an Administration Fee of $100,846, of which $7,036 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended February 29, 2008 the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 29, 2008
Class A	$ 80,211	$ 8,181	$ 13,404
Class B	24,072	1,925	2,307
Class C	12,339	—	2,141
Class R	1,382	—	1,382
Class S	82,270	11,848	7,338
	$ 200,274	$ 21,954	$ 26,572

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 29, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2008
Class B	$ 83,992	$ 5,489
Class C	64,490	4,643
Class R	4,622	549
	$ 153,104	$ 10,681

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 29, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2008	Annual Effective Rate
Class A	$ 82,241	$ 6,125.24%
Class B	27,085	1,997.24%
Class C	21,241	1,473.25%
Class R	4,329	1,710.23%
	$ 134,896	$ 11,305

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 29, 2008 aggregated $3,388.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 29, 2008 the CDSC for Class B and C shares aggregated $22,402 and $572, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended February 29, 2008 DWS-SDI received $120 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended February 29, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,680, of which $9,474 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended February 29, 2008 the Fund's custodian fees were reduced by $198 and $2,554, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 29, 2008		Year Ended February 28, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	627,758	$ 8,633,976	600,782	$ 8,193,027
Class B	43,265	591,568	48,737	640,651
Class C	100,093	1,383,732	84,327	1,113,029
Class R	92,245	1,283,428	125,210	1,640,473
Class AARP*	—	—	25,827	332,091
Class S	301,731	4,233,329	540,374	7,337,010
		$ 16,126,033		$ 19,256,281
Shares issued to shareholders in reinvestment of distributions
Class A	218,046	$ 2,981,972	85,601	$ 1,192,946
Class B	62,847	843,611	24,137	331,156
Class C	48,205	647,343	15,199	208,990
Class R	10,813	145,303	4,130	56,956
Class AARP*	—	—	495	6,162
Class S	300,062	4,070,575	106,553	1,473,186
		$ 8,688,804		$ 3,269,396
Shares redeemed
Class A	(681,696)	$ (9,456,196)	(900,761)	$ (12,130,400)
Class B	(289,332)	(3,958,446)	(196,305)	(2,563,358)
Class C	(151,363)	(2,102,052)	(209,628)	(2,755,041)
Class R	(79,599)	(1,100,812)	(280,985)	(3,870,346)
Class AARP*	—	—	(65,773)	(832,102)
Class S	(846,076)	(11,977,572)	(574,461)	(7,699,490)
		$ (28,595,078)		$ (29,850,737)
Shares converted*
Class AARP	—	$ —	(395,003)	$ (4,899,950)
Class S	—	—	395,163	4,899,950
		$ —		$ —
Redemption fees		$ 76		$ 651
Net increase (decrease)
Class A	164,108	$ 2,159,812	(214,378)	$ (2,744,344)
Class B	(183,220)	(2,523,266)	(123,431)	(1,591,546)
Class C	(3,065)	(70,977)	(110,102)	(1,433,012)
Class R	23,459	327,932	(151,645)	(2,172,872)
Class AARP*	—	—	(434,454)	(5,393,799)
Class S	(244,283)	(3,673,666)	467,629	6,011,164
		$ (3,780,165)		$ (7,324,409)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS Enhanced S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Enhanced S&P 500 Index Fund (the "Fund") at February 29, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 14, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.88 per share from net long-term capital gains for the year ended February 29, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,717,000 as capital gain dividends for the year ended February 29, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 66% of the income dividends paid during the Fund's fiscal year ended February 29, 2008 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,183,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Northern Trust Investments, N.A. ("NTI") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to NTI is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2006 and has underperformed its benchmark in the three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and NTI. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or NTI, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of February 29, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Prior to April 1, 2008, substantially all DWS mutual funds were overseen by one of two boards of trustees (the "Boards"). Each Board, including the Board that has historically overseen your Fund (the "New York Board"), determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board approved and implemented a plan to consolidate the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The consolidation of the two Boards took effect on April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board nominated and elected four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who served on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth in a chart following the Officers of the Trust. In addition, shareholders of each fund overseen by the Chicago Board elected eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, effective as of April 1, 2008, the four Chicago Board members and eight New York Board members named above (each of whom is an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) resigned as of the Consolidation Date, which was prior to their normal retirement dates.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber (1937) Board Member since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones (1933) Board Member since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

ITEM 2.	CODE OF ETHICS

As of the end of the period, February 29, 2008, DWS Enhanced S&P 500 Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED S&P 500 INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended February 29,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$53,250	$0	$0	$0
2007	$55,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year February 29,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended February 29,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 28, 2008